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                                                                  EXHIBIT 10.9.F

                               SIXTH AMENDMENT TO

                                       THE

                         GIBBONS COMPANY PROFIT SHARING

                               AND RETIREMENT PLAN


           This Sixth Amendment to the Gibbons Company Profit Sharing and Retirement Plan (the "Plan") is made and entered into this 30th day of May , 1997, by G. G. & R., Inc. ("GG&R"), the Sponsoring Employer of the Plan.

                                   WITNESSETH:

           WHEREAS, GG&R has heretofore established the Plan (which Plan has been amended and restated in its entirety effective for all Plan Years commencing on or after January 1, 1989);

           WHEREAS, GG&R has reserved the right to amend the Plan in whole or in part; and

           WHEREAS, the Internal Revenue Service has requested that certain technical amendments be made to the Plan as a condition for the issuance of a favorable determination letter relating to the qualified status of the Plan under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

           NOW, THEREFORE, in consideration of the foregoing premises, GG&R amends the following Sections of the Plan (or portions thereof) generally effective as of January 1, 1989, unless otherwise noted therein:


                     2.30 "K-TEST AVERAGE CONTRIBUTION PERCENTAGE" shall mean the average (expressed as a percentage) of the K-Test Contribution Percentages of the Participants in a group.





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                     2.31 "K-TEST CONTRIBUTION PERCENTAGE" shall mean the ratio
           (expressed as a percentage) of a Participant's K-Test Contributions for a Plan Year to the Participant's Compensation for the Plan Year. The K-Test Contribution Percentage for a Participant who is a Highly Compensated Employee shall be determined by combining all cash or deferred arrangements under which the Highly Compensated Employee is eligible to participate (other than those which may not be permissively aggregated) with this Plan as though they were a single arrangement. If a Highly Compensated Employee is eligible to participate in this Plan and the family aggregation rules in Section
           2.22 apply, then the K-Test Contribution shall be determined by combining the K-Test Contributions and compensation of all eligible Family Members. For this purpose, Compensation is defined as in
           Section 7.01(b) of the Plan. The K-Test Contribution Percentage for a Participant who has made no Elective Deferral contributions and who is not credited with any K-Test Contributions for the Plan Year shall be zero (0).

                     2.32 "K-TEST CONTRIBUTIONS" shall mean, for any Plan Year, a Participant's Elective Deferrals, plus, if so elected by the Employer, part or all of the Qualified Non-Elective Contributions and Qualified Matching Contributions allocated to the Participant for such year, provided that, any Qualified Non-Elective Contributions included as K-Test Contributions shall not increase the difference between the K-Test Average Contribution Percentage for Highly Compensated Employees and the K-Test Average Contribution Percentage for Non-Highly Compensated Employees; and, further provided that, no Qualified Non-Elective Contributions or Qualified Matching Contributions included as K-Test Contributions shall be included as M-Test Contributions. In determining the amount of a Participant's Elective Deferrals under this Section, the Plan Administrator shall take into account elective deferrals made by the Participant under any other plan which is aggregated with this Plan for purposes of Code Section 401(a)(4) or Code Section 410(b) (other than Code
           Section 410(b)(2)(A)(ii)) and any other plan satisfying Code
           Section 401(k)(3) and Reg. Section 1.401(k)-1(b)(3) which the Employer elects to permissively aggregate with this Plan, by treating all such plans and this Plan as a single plan.

                     2.35 "M-TEST AVERAGE CONTRIBUTION PERCENTAGE" shall mean the average (expressed as a percentage) of the M-Test Contribution Percentages of the Participants in a group.

                     2.36 "M-TEST CONTRIBUTION PERCENTAGE" shall mean the ratio (expressed as a percentage) of a Participant's M-Test Contributions for a Plan Year to the Participant's Compensation for the Plan Year. The M-Test Contribution Percentage for a Participant who is a Highly Compensated Employee shall be determined by combining all plans subject to Code Section 401(m) under which the Highly Compensated Employee is eligible to participate (other than those which may not be permissively aggregated) with this Plan as though they were a single plan. If a Highly Compensated Employee is eligible to



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           participate in this Plan and the family aggregation rules in Section
           2.22 apply, then the M-Test Contribution Percentage shall be determined by combining the M-Test Contributions and compensation of all eligible Family Members. For this purpose, Compensation is defined as in Section 7.01(b) of the Plan. The M-Test Contribution Percentage for a Participant who has made no Elective Deferral contributions and who is not credited with any M-Test Contributions for the Plan Year shall be zero (0).

                     2.37 "M-TEST CONTRIBUTIONS" shall mean for any Plan Year Matching Contributions made pursuant to Section 5.06 less any of the Participant's Qualified Matching Contributions included as K-Test Contributions, plus, if so elected by the Employer, part or all of the Qualified Non-Elective Contributions allocated to the Participant for such year, provided that, any Qualified Non-Elective Contributions included as M-Test Contributions shall not increase the difference between the M-Test Average Contribution Percentage for Highly Compensated Employees and the M-Test Average Contribution Percentage for Non-Highly Compensated Employees; and, farther provided that, no Qualified Non-Elective Contributions included as M-Test Contributions shall be included as K-Test Contributions. In determining the amount of M-Test Contributions under this Section, the Plan Administrator shall take into account all employee contributions made by the Participant and all matching contributions made by the Employer under any other plan which is aggregated with this Plan for purposes of Code Section 401(a)(4) or Code Section 410(b) (other than Code Section 410(b)(2)(A)(ii) and any other plan satisfying Code Section 401(k)(3) and Reg. Section 1.401(k)-1(b)(3) which the Employer elects to permissively aggregate with this Plan, by treating all such plans and this Plan as a single plan.

                     2.44 "PARTICIPANT" shall mean any Employee who is not an Excluded Employee and who has satisfied all of the applicable Age and service requirements of Section 4.01. Such an Employee shall be deemed to be a Participant in the Plan for purposes of any applicable non-discrimination test, including the K-Test and M-Test defined in this Plan, without regard to whether he has executed a Salary Reduction Agreement and agreed to have contributions made to this Plan through Elective Deferrals. Effective July 1, 1993, a Participant who is not also a Davis-Bacon Employee or a Salaried Employee may nevertheless be considered "active or inactive" depending on whether he has signed a Salary Reduction Agreement.

                     2.49 "QUALIFIED MATCHING CONTRIBUTION" shall mean a Matching Contribution with respect to which the requirements of Reg.
           Section 1.40l(k)-1(b)(5) and Code Section 401(k)(2)(B) and (c) are met.

                     2.50 "QUALIFIED NON-ELECTIVE CONTRIBUTION" shall mean any Employer contribution to the Plan other than a Matching Contribution with respect to which the Employee may not elect to have the contribution paid to the Employee in cash instead of being contributed to the Plan and (if treated as K-Test Contributions) the requirements of



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           Reg. Section 1.401(k)-1(b)(5) and Code Sections 401(k)(2)(B) and
           (c) are met or (if treated as M-Test Contributions) the requirements of Reg. Section 1.401(m)-1(b)(5) are met.

                     4.01      AGE AND SERVICE REQUIREMENTS:

                     (a) Effective July 1, 1993, an Employee who is not an Excluded Employee shall become a Participant in this Plan on the first Entry Date coincident with or next following the date on which he satisfies all of the following requirements:

                      (i)        attains the Age of twenty-one (21) years; and

                      (ii)       completes a Year of Eligibility Service; and

                      (iii)      is employed on the Entry Date.

                     (b) Effective July 1, 1993, an Eligible Employee who is also a Davis-Bacon Employee shall participate in this Plan for the purpose of receiving allocations of Employer Davis-Bacon Contributions only, on his Employment Commencement Date or his Re-employment Commencement Date.

                     (c) Prior to July 1, 1993, but after the Effective Date, only an Eligible Employee who is a Salaried Employee and who on the first Entry Date coincident with or next following the date on which he satisfies all of the following requirements, shall participate in this Plan:

                      (i)        attains the Age of twenty-one (21) years; and

                      (ii)       completes a Year of Eligibility Service; and

                      (iii)      is employed on the Entry Date.

                     (d) Prior to the Effective Date, an Eligible Employee shall participate as provided in the Prior Plan.

                     (e) An Employee who becomes a Participant and who also executes a written Salary Reduction Agreement in the manner set forth in procedures issued by the Plan Administrator shall be considered to be an active Participant. Notwithstanding the foregoing, an Eligible Employee who is also a Salaried Employee shall become an active Participant for purposes of allocations of Employer Profit Sharing Contributions only, on the Plan Entry Date coincident with or immediately preceding the date the Salaried Employee satisfies the requirements of Section 4.01(a) or (c), as applicable. An Eligible Employee who is also a Davis-Bacon Employee shall become an active Participant for purposes of allocations of Employer Davis-Bacon Contributions only, upon satisfaction



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           of the requirements of Section 4.01(b). An Employee who was a
           Participant in the Prior Plan on the day before the Effective date shall continue as a Participant in this Plan on that date.

                     5.12 LIMITATIONS ON CONTRIBUTIONS: Notwithstanding any other provisions of this Plan, all contributions for the Plan Years commencing after December 31, 1986, shall be subject to the following limitations:

                      (a) The total amount of a Participant's Elective Deferrals during any calendar year shall not exceed seven thousand dollars ($7,000), which amount shall be indexed at the same time and in the same manner as the dollar limitation for defined benefit plans in Code Section 415(b)(1)
                                 (A). For this purpose, a Participant's Elective Deferrals to this Plan plus the Participant's elective deferrals pursuant to any other
                                 Code Section 401(k) arrangement, elective deferrals under a simplified employee pension plan and salary reduction contributions to a tax-sheltered annuity, irrespective of whether the Employer or any member of a Controlled Group or Affiliated Service Group to which the Employer belongs maintains the arrangement, plan or annuity, shall be aggregated.

                     -  -  -

                     5.13 EXCESS CONTRIBUTIONS: In accordance with the limitations on contributions described in Section 5.12, the following amounts shall be treated as excess contributions under this Plan:

                     -  -  -

                      (d)        EXCESS COMBINED-TEST CONTRIBUTIONS (K-TEST):
                                 With respect to any Plan Year, the excess of the aggregate amount of the K-Test Contributions actually made on behalf of Highly Compensated Employees for such Plan Year over the maximum amount of such contributions permitted under Section 5.12(d), provided that M-Test Contributions are not reduced. The Excess Combined-Test Contributions of an individual Highly Compensated Employee shall be determined in the same manner as Excess K-Test Contributions under (b) above, except disregarding the provision for taking into account distributions of Excess Deferrals.

                      (e)        EXCESS COMBINED-TEST CONTRIBUTIONS (K-TEST):
                                 With respect to any Plan Year, the excess of the aggregate amount of the M-Test Contributions actually made on behalf of Highly Compensated Employees for such Plan Year over the maximum amount of such contributions permitted under Section 5.12(d), provided that K-Test Contributions are not reduced. The




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                                 Excess Combined-Test Contributions of an
                                 individual Highly Compensated Employee shall be determined in the same manner as Excess M-Test Contributions under (c) above.

                     5.14 CORRECTION OF EXCESS CONTRIBUTIONS: For Plan Years commencing after December 31, 1986, the Plan provides the following methods for correcting excess contributions as described in Section 5.09:

                      -  -  -

                      (b) EXCESS K-TEST CONTRIBUTIONS: The Plan Administrator shall direct the Trustee to distribute to a Participant his Excess K-Test Contribution plus income, if any, allocable thereto. Such distribution shall be designated by the Plan Administrator as a distribution of an excess contribution and shall be made after the end of the Plan Year in which the excess contribution arose and within twelve (12) months after the end of such Plan Year.

                                 If the Employer has made a Matching
                                 Contribution attributable to any portion of the Participant's Excess K-Test Contribution distributed to the Participant pursuant to the above, the Plan Administrator shall treat such Matching Contribution in the same manner as an Excess M-Test Contribution in accordance with
                                 (C) below. For the Plan Year commencing on January 1, 1994, if the Employer has made a Matching Contribution attributable to any portion of the Participant's Excess K-Test Contribution distributed to the Participant pursuant to the above, the Plan Administrator shall treat such Matching Contribution as a forfeiture. The forfeited amount shall be used to reduce the Employer's Matching Contribution otherwise required for the Plan Year.

                      (c) EXCESS M-TEST CONTRIBUTIONS: The Plan Administrator shall direct the Trustee to distribute to a Participant any portion of the Participant's Excess M-Test Contribution, plus income, if any, allocable thereto. Such distribution shall be designated by the Plan Administrator as a distribution of excess contributions and shall be made after the end of the Plan Year in which the excess contribution arose and within twelve (12) months after the end of such Plan Year.

                      (d) EXCESS COMBINED-TEST CONTRIBUTIONS: The Plan Administrator shall correct the Excess Combined-Test Contributions (K-Test or M-Test) in the same manner as for Excess K-Test and M-Test Contributions in (b) and (c) above. In order to satisfy the Combined Test Limitations the Plan Administrator shall reduce K-Test Contributions, M-Test Contributions or both for all affected Highly Compensated Employees. The Plan




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                                 Administrator shall make reductions which
                                 result in the least amount of contributions returned.

           For purposes of the above, income shall include realized and unrealized gains and losses and shall be allocated to excess contributions in accordance with Regulations issued by the Secretary. Distributions pursuant to the above shall be made without regard to any consent by the Participant or Spouse otherwise required under this Plan.

                     19.03 TOP-HEAVY MINIMUM REQUIRED ALLOCATION: For any Plan Year in which the Plan is Top-Heavy, but not Super Top-Heavy:

                     -  -  -

                      (2) In the case where the Employer has no defined benefit plan which designates this Plan to satisfy Code Section401 and 416(c), the largest percentage of Employer contributions and forfeitures, as a percentage of the first two hundred thousand dollars ($200,000), (or such large amount as may be prescribed by the Secretary of Treasury or his delegate) of the Key Employee's top-Heavy Compensation, allocated on behalf of any Key Employee for that year. In calculating this percentage all amounts contributed by the Employer to the Key Employee's Elective Deferral Account pursuant to a Salary Reduction Agreement shall be treated as Employer contributions. For Plan Years beginning after December 31, 1993, the Plan shall substitute the amount "one hundred fifty thousand dollars ($150,000)" for the amount "two hundred thousand dollars ($200,000)" wherever it appears in this Section. The one hundred fifty thousand dollar amount shall be adjusted each Plan Year as provided in Code Section40l(a)(17(B).

                     19.04     SUPER TOP-HEAVY MINIMUM REQUIRED ALLOCATION:
           For any Plan Year in which the Plan is Super Top-Heavy:

                     -  -  -

                                 (2) In the case where the Employer has no defined benefit plan which designates this Plan to satisfy Code Section401 and 416(c), the largest percentage of Employer contributions and forfeitures, as a percentage of the first two hundred thousand dollars ($200,000), (or such larger amount as may be prescribed by the Secretary of the Treasury or his delegate) of the Key Employee's Top-Heavy Compensation, allocated on behalf of any Key Employee for that year. In calculating this percentage all amounts contributed by the Employer to the Key Employee's Elective Deferral Account



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                                            pursuant to a Salary Reduction
                                            Agreement shall be treated as
                                            Employer contributions. For Plan
                                            Years beginning after December 31,
                                            1993, the Plan shall substitute the
                                            amount "one hundred fifty thousand
                                            dollars ($150,000)" for the amount
                                            "two hundred thousand dollars
                                            ($200,000)" wherever it appears in
                                            this Section. The one hundred fifty
                                            thousand dollar amount shall be
                                            adjusted each Plan Year as provided
                                            in Code Section 401(a)(17)(B).

                     19.06 COMPENSATION LIMITATION: For any Plan Year in which the Plan is Top-Heavy, only the first two hundred thousand dollars ($200,000), (or such larger amount as may be prescribed by the Secretary of the Treasury or his delegate), of a Participant's Annual Compensation or Top-Heavy Compensation shall be taken into account for purposes of this Plan. For Plan Years beginning after December 31,1993, the Plan shall substitute the amount "one hundred fifty thousand dollars ($150,000)" for the amount "two hundred thousand dollars ($200,000)" wherever it appears in this Section. The one hundred fifty thousand dollar amount shall be adjusted each Plan Year as provided in Code Section 401(a)(17)(B).

                     19.09 PARTICIPANT ELECTIVE DEFERRALS: For Plan Years beginning and before January 1, 1989, Elective Deferrals may be taken into account in determining under Sections 19.03(b) and 19.04(b) the amount of Employer contributions to be allocated to a Participant who is a Non-key Employee. For Plan Years beginning after December 31, 1988, Elective Deferrals shall not be taken into account in determining under Sections 19.03(b) and 19.04(b) the amount of Employer contributions to be allocated to a Participant who is a Non-key Employee.


           IN WITNESS WHEREOF, GG&R has caused this Amendment to the Plan to be duly executed as of the date and year first above written.



                                                   "EMPLOYER"

                                                   G.G. &R.,Inc.



                                                   By:________________________


                                                   Its:_______________________





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